INTANGIBLE ASSETS, NET (Future Estimated Amortization Expenses) (Details) $ in Thousands	Dec. 31, 2020 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 1,858
2022	1,858
2023	1,858
2024	1,858
2025 and thereafter	5,156
Total	$ 12,588